UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 15, 2005

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On April 15, 2005, the Company announced a reduction in its goodwill impairment charge as reported on March 8, 2005, in its preliminary release for fourth quarter 2004. Attached hereto as Exhibit 99.1, and furnished herewith, is the text of that release.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Release regarding goodwill impairment charge, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

April 15, 2005	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Release regarding goodwill impairment charge, filed herewith.